UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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RYTHM, Inc.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your Vote Counts! RYTHM, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 RYTHM, Inc. 2026 Annual Meeting Vote by June 15, 2026 10:59 PM CT You invested in RYTHM, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Vote Virtually at the Meeting* June 16, 2026 3:00 PM CT Virtually at: www.virtualshareholdermeeting.com/RYM2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V95117-P48867 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V95118-P48867 1. To elect seven directors, each for a one-year term; For Nominees: 01) Benjamin Kovler 02) Max Holtzman 03) Timothy Mahoney 04) Peter Shapiro 05) Sanjay Tolia 06) Armon Vakili 07) Krishnan Varier 2. To ratify the appointment of GuzmanGray as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve an amendment to the RYTHM, Inc. 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 115,000. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.